                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:   August 31, 2004
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                                                      hours per response...14.73

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                  PCTEL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                  PCTEL, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                     [Logo]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

                             TUESDAY, JUNE 3, 2003
                                   10:00 A.M.
                             ---------------------

To Our Stockholders:

     The 2003 Annual Meeting of Stockholders of PCTEL, Inc., a Delaware corporation, will be held on Tuesday, June 3, 2003 at 10:00 a.m. local time at our headquarters, located at 8725 West Higgins Road, Suite 400, Chicago, Illinois for the following purposes:

          1. To elect two directors whose terms will expire at the 2006 annual stockholders' meeting;

          2. To obtain stockholder approval of our 1997 Stock Plan to preserve the corporate income tax deduction available pursuant to Section 162(m) of the Internal Revenue Code;

          3. To amend and restate our 1998 Director Option Plan to (i) increase the number of shares reserved for issuance thereunder by 200,000 shares, and (ii) to increase the number of shares granted to each non-employee director on January 1 of each year from 7,500 to 10,000 shares;

          4. To ratify the appointment of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending December 31, 2003; and

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on April 18, 2003 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has previously returned a proxy.

                                          Sincerely,

                                          /s/ Martin H. Singer

                                          MARTIN H. SINGER
                                          Chief Executive Officer and
                                          Chairman of the Board of Directors

Chicago, Illinois
April 29, 2003

                            YOUR VOTE IS IMPORTANT.

                PLEASE SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE
           BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                                  PCTEL, INC.
                             ---------------------

                            PROXY STATEMENT FOR THE
                      2003 ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

                              GENERAL INFORMATION

     The board of directors of PCTEL, Inc. is soliciting proxies for the 2003 Annual Meeting of Stockholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

     Our board of directors has set April 18, 2003 as the record date for the meeting. Stockholders who owned our common stock at the close of business on April 18, 2003 are entitled to vote at and attend the meeting, with each share entitled to one vote. There were 19,615,156 shares of our common stock outstanding on the record date. On the record date, the closing price of our common stock on The Nasdaq National Stock Market was $9.77 per share.

     This proxy statement is being mailed on or about April 29, 2003 to stockholders entitled to vote at the meeting.

     In this proxy statement:

     - "We" and "PCTEL" mean PCTEL, Inc.

     - If you hold shares in "street name," it means that your shares are held in an account at a brokerage firm and the stock certificates and record ownership are not in your name.

     - "NASD" means the National Association of Securities Dealers.

     - "SEC" means the Securities and Exchange Commission.

     - "Beneficial ownership" of stock is defined under various SEC rules in different ways for different purposes, but it generally means that, although you (or the person or entity in question) do not hold the shares of record in your name, you do have investment or voting control (and/or an economic or "pecuniary" interest) in the shares through an agreement, relationship or the like.

                             QUESTIONS AND ANSWERS

Q:  WHEN AND WHERE IS THE STOCKHOLDER MEETING?

A: Our annual meeting of stockholders is being held on Tuesday, June 3, 2003 at 10:00 a.m. at our headquarters, located at 8725 West Higgins Road, Suite 400, Chicago, Illinois.

Q:  WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A: You are receiving this proxy statement and the accompanying proxy card because you owned shares of our common stock on the record date. This proxy statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision. The proxy card is used for voting.

Q:  WHAT IS THE EFFECT OF SIGNING AND RETURNING MY PROXY CARD?

A: When you sign and return the proxy card, you appoint Martin H. Singer and John Schoen as your representatives at the meeting. Messrs. Singer and Schoen will vote your shares at the meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card or vote via the Internet or telephone in advance of the meeting just in case your plans change. You can vote in person at the meeting even if you have already sent in your proxy card.

    If an issue comes up for a vote at the meeting that is not described in this proxy statement, Messrs. Singer and Schoen will vote your shares, under your proxy, in their discretion.

    If you do not indicate on the proxy card how you want your votes cast, the proxies (as your representatives) will vote your shares FOR each of the proposals.

Q:  WHAT AM I VOTING ON?

A:  You are being asked to vote on the following four proposals:

    - the election of two directors whose terms will expire at the 2006 annual stockholders' meeting;

    - the approval of the material terms of our 1997 Stock Plan to preserve the corporate income tax deduction available pursuant to Section 162(m) of the Internal Revenue Code;

    - the amendment and restatement of our 1998 Director Option Plan to (i) increase the number of shares reserved for issuance thereunder by 200,000 shares, and (ii) to increase the number of shares granted to each non-employee director on January 1 of each year from 7,500 to 10,000 shares; and

    - the ratification of the appointment of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending December 31, 2003.

Q:  HOW DO I VOTE?

A: There are four methods by which you may vote. Please see the detailed instructions provided on your proxy card for more information on each method.

    - Place your vote by telephone;

    - Place your vote via the Internet;

    - Mail in your completed, signed and dated proxy card; or

    - Vote in person by attending our annual meeting.

Q:  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: It means that you have multiple accounts with the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

Q:  WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY CARD?

A: You may revoke your proxy (that is, cancel it) and change your vote at any time prior to the voting at the annual meeting by providing written notice to our corporate secretary at the following address: 8725 West Higgins Road, Suite 400, Chicago, Illinois 60631, Attn: John Schoen.

    You may also do this by:

    - Signing another proxy card with a later date;

    - Voting in person at the meeting; or

    - Voting via the Internet or by telephone on a date after the date on your proxy card (your latest proxy is counted).

Q:  WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

A: If your shares are held in street name, your brokerage firm may either vote your shares on "routine matters" (such as the election of directors) or leave your shares unvoted. Your brokerage firm may not vote on "non-routine matters."

Q:  HOW MANY VOTES MAY BE CAST AT THE MEETING?

A: As of the record date, 19,615,156 shares of common stock were outstanding. Each outstanding share of common stock entitles the holder of such share to one vote on all matters covered in this proxy statement. Therefore, there are a maximum of 19,615,156 votes that may be cast at the meeting.

Q:  WHAT IS A "QUORUM"?

A: A "quorum" is the number of shares that must be present, in person or by proxy, in order for business to be transacted at the meeting. The required quorum for the annual meeting is a majority of the shares outstanding on the record date. There must be a quorum present for the meeting to be held. All completed and signed proxy cards, Internet votes, telephone votes and votes cast by those stockholders who attend the annual meeting in person, whether representing a vote FOR, AGAINST, WITHHELD, ABSTAIN, or a broker non-vote, will be counted toward the quorum.

Q:  HOW ARE ABSTENTIONS COUNTED?

A: If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting.

Q:  WHAT IS A "BROKER NON-VOTE?"

A: Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients (who are the beneficial owners of the shares), brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Thus, if the proposals to be acted upon at the meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes "FOR" routine matters, but expressly states that the broker is NOT voting on the non-routine matters. The vote with respect to the non-routine matter in this case is referred to as a "broker non-vote."

Q:  HOW ARE BROKER NON-VOTES COUNTED?

A: Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted for determining the number of votes cast for or against a proposal.

Q:  WHAT IS THE REQUIRED VOTE FOR EACH OF THE PROPOSALS TO PASS?

A: - The two nominees receiving the highest number of votes, in person or by proxy, will be elected as directors.

    - For the proposals to approve the terms of our 1997 Stock Plan, to amend and restate our 1998 Director Option Plan and to approve the appointment of our independent auditors, the required vote is the affirmative (i.e. "FOR") vote of a majority of the votes cast.

    The votes cast on a particular proposal include votes FOR, AGAINST and ABSTAIN, but do not include broker non-votes.

Q:  WHO IS SOLICITING MY VOTE?

A: We are making and will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing and mailing of proxy materials. We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you. We expect our transfer agent, Wells Fargo Bank, MN N.A., to tabulate the proxies and to act as the inspector of the election. In addition to this solicitation by mail, proxies may be solicited by our directors, officers and other employees by telephone, the Internet or fax, in person or otherwise. None of these persons will receive any additional compensation for assisting in the solicitation.

     We shall provide without charge to each stockholder solicited by these proxy solicitation materials a copy of our Annual Report on Form 10-K, together with the financial statements and financial statement schedules required to be filed with the Annual Report, upon written request sent to PCTEL, Inc., 8725 West Higgins Road, Suite 400, Chicago, Illinois 60631, Attn: John Schoen, Chief Financial Officer.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the SEC. Proposals of stockholders intended to be presented for consideration at our 2004 annual meeting of stockholders must be received by us no later than December 30, 2003 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the annual meeting. If you intend to submit a proposal at the 2004 annual meeting that is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, you must do so no later than March 15, 2004. If you fail to comply with the foregoing notice provision, the proxy holders at the 2004 annual meeting will be allowed to use their discretionary voting authority when the proposal is raised at that meeting.

                              SUMMARY OF PROPOSALS

     The board of directors has included four proposals on the agenda for our annual meeting. The following is a brief summary of the matters to be considered and voted upon by our stockholders.

ELECTION OF DIRECTORS

     We have a classified board of directors that currently consists of seven directors. Each director serves a three year term. The first proposal on the agenda for our annual meeting is the election of two Class I directors to serve until our 2006 annual meeting. Our board of directors has nominated Brian J. Jackman and John Sheehan to serve as our Class I directors. Additional information about the election of directors and a brief biography of each nominee begins on page 7.

     OUR BOARD RECOMMENDS A VOTE FOR EACH OF THE TWO NOMINEES.

APPROVAL OF OUR 1997 STOCK PLAN

     Our second proposal is for stockholder approval of the material terms of our 1997 Stock Plan to preserve the corporate income tax deduction available pursuant to Section 162(m) of the Internal Revenue Code. We are not seeking to amend any terms of our 1997 Stock Plan.

     Section 162(m) generally disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the proxy statement unless such compensation is "performance-based." For purposes of Section 162(m), compensation includes cash compensation, income arising from the exercise of non-statutory stock options, and disqualifying dispositions of incentive stock options. In general, it is our policy to qualify, to the maximum extent possible, our executives' compensation for deductibility under applicable tax laws, and we are asking our stockholders to approve the terms of the 1997 Stock Plan in its existing form so that income recognized by certain executive officers from the exercise of an option granted pursuant to the 1997 Stock Plan will be considered "performance-based" compensation and may be deducted by us for federal income tax purposes. Additional information about the proposal to approve the material terms of our 1997 Stock Plan begins on page 11.

     OUR BOARD RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL OF THE MATERIAL TERMS OF OUR 1997 STOCK PLAN.

AMENDMENT OF OUR 1998 DIRECTOR OPTION PLAN

     Our 1998 Director Option Plan provides for automatic option grants to our non-employee directors. Our third proposal is for stockholder approval of the amendment and restatement of our 1998 Director Option Plan to (i) increase the number of shares reserved for issuance thereunder by 200,000 shares, and (ii) to increase the number of shares granted to each non-employee director on January 1 of each year from 7,500 to 10,000 shares. Currently, our board of directors is comprised of seven members, only one of whom is also an employee of PCTEL. We expect that the 200,000 share increase in the number of shares reserved for issuance under the 1998 Director Option Plan will enable us to provide fixed annual grants to our non-employee directors for the next three years, based on the current size of our board of directors. Additional information about the proposal to amend and restate our 1998 Director Option Plan begins on page 14.

     OUR BOARD RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 1998 DIRECTOR OPTION PLAN.

RATIFY APPOINTMENT OF OUR INDEPENDENT AUDITORS

     The fourth proposal is the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors. More information about this proposal begins on page 17.

     OUR BOARD RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS.

OTHER MATTERS

     Other than the proposals listed above, our board of directors does not intend to present any other matters to be voted on at the meeting. Our board is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card or voted on the Internet or by telephone, the proxies will have discretion to vote your shares on these matters to the extent authorized under the Exchange Act.

                                  PROPOSAL #1

                             ELECTION OF DIRECTORS

CLASSIFICATION OF BOARD OF DIRECTORS

     We have a classified board of directors currently consisting of two Class I directors, Brian J. Jackman and John Sheehan, whose terms are expiring at this 2003 annual stockholders' meeting; two Class II directors, Richard C. Alberding and Carl A. Thomsen, whose terms will expire at our 2004 annual stockholders' meeting; and three Class III directors, Richard D. Gitlin, Giacomo Marini and Martin H. Singer, whose terms will expire at our 2005 annual stockholders' meeting. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on the annual meeting dates.

     In June 2002, Peter Chen, one of our founders, resigned as a member of our board of directors. We would like to thank Mr. Chen for his service and counsel as a director and as our chief executive officer from our inception in March 1994 until February 2001.

NOMINEES

     The nominees for election at the annual stockholders' meeting as Class I directors are John Sheehan and Brian J. Jackman. If elected, Messrs. Jackman and Sheehan will serve as directors, and their terms shall expire at the annual stockholders' meeting in 2006.

     The proxy holders may not vote the proxies for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxy holders will vote the proxies received by them for our two Class I director nominees. In the event that any of our nominees is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present board of directors to fill the vacancy. We are not aware that any of our nominees will be unable or will decline to serve as a director.

DIRECTORS AND NOMINEES

     The following table sets forth certain information regarding our current directors and nominees for directors to be elected at our 2003 annual stockholders' meeting:

                                                                                          DIRECTOR
NAME                                                  AGE       POSITION WITH PCTEL        SINCE
----                                                  ---       -------------------       --------
CLASS I DIRECTOR NOMINEES TO BE ELECTED AT THE 2003
  ANNUAL STOCKHOLDERS' MEETING WHOSE TERMS SHALL
  EXPIRE AT THE 2006 ANNUAL STOCKHOLDERS' MEETING:
  Brian J. Jackman..................................  62    Director                        2002
  John Sheehan......................................  65    Director                        2002
CLASS II DIRECTORS WHOSE TERMS EXPIRE AT THE 2004
  ANNUAL STOCKHOLDERS' MEETING:
  Richard C. Alberding..............................  72    Director                        1999
  Carl A. Thomsen...................................  58    Director                        2001
CLASS III DIRECTORS WHOSE TERMS EXPIRE AT THE 2005
  ANNUAL STOCKHOLDERS' MEETING:
  Richard D. Gitlin.................................  60    Director                        2002
  Giacomo Marini....................................  51    Director                        1996
  Martin H. Singer..................................  51    Chief Executive Officer and     1999
                                                            Chairman of the Board of
                                                            Directors

     Mr. Brian J. Jackman has been a director since February 2002. In September 2002, Mr. Jackman retired from Tellabs, a communications company that he had been with since 1982. Mr. Jackman served as president, Global Systems and Technology, and executive vice president of Tellabs since 1998, and he was president of Tellabs Operations from 1993 to 1998. Mr. Jackman held various senior management positions in sales and marketing for IBM from 1965 to 1982. He is currently on the boards of directors of Open Text and Stratos Lightwave. Mr. Jackman holds a bachelor of arts in English literature from Gannon University in Erie, Pennsylvania and a masters in business administration from Penn State University.

     Mr. John Sheehan has been a director since October 2002. Mr. Sheehan has served as a consultant in the London Perret Roche Group in Red Bank, New Jersey since October 2001. He began his career at Bell Laboratories in 1962. In his 33 years at Bell Laboratories, Western Electric and AT&T, he worked in senior positions in development, manufacturing, strategic planning and general management of business units. Since leaving AT&T in 1996, Mr. Sheehan has held senior management positions in three startup companies. Mr. Sheehan received a bachelors of science degree in electrical engineering from Drexel University and a masters of science degree in electrical engineering from New York University.

     Mr. Richard C. Alberding has been a director since August 1999. Mr. Alberding retired from Hewlett-Packard, then a computer, peripherals and measurement products company, in June 1991, serving at that time as an executive vice president with responsibility for worldwide company sales, support and administration activities for measurement and computation products, as well as all corporate level marketing activities. Mr. Alberding is a director of Kennametal, Stratex Networks, Sybase and Elevon. Mr. Alberding holds a bachelor of arts in business administration and marketing from Augustana College in Rock Island, Illinois, and an associate of science degree in electrical engineering from DeVry Technical Institute in Chicago.

     Mr. Carl A. Thomsen has been a director since March 2001. Since February 1995, Mr. Thomsen has served as chief financial officer of Stratex Networks, a manufacturer of wireless communication equipment. Currently, he serves as its senior vice president, chief financial officer and corporate secretary. Mr. Thomsen holds a bachelor of science in business administration from Valparaiso University and a masters in business administration from the University of Michigan. He is also a certified public accountant.

     Dr. Richard D. Gitlin has been a director since May 2002. Since November 2001, Dr. Gitlin has served as vice president, technology of NEC Laboratories America, Inc. Prior to November 2001, Dr. Gitlin was with Lucent Technologies, a global communications networking company, for thirty-two years. At Lucent, Dr. Gitlin held several senior executive positions, including chief technical officer and vice president of research and development for the data networking systems business unit. Dr. Gitlin also served as senior vice president for communication sciences research at Bell Labs, with responsibility for managing and leading research in wireless systems, broadband and optical networking, multimedia communications and access technologies. Dr. Gitlin holds a doctorate in engineering science from Columbia University, where he has also been a visiting professor of electrical engineering.

     Mr. Giacomo Marini has been a director since October 1996. Mr. Marini has been the managing partner of CIR Ventures, an early-stage technology venture capital firm, since March 2002, and he has served as chairman and president of Marini Group LLC, a private investment and management consulting business that invests in and advises high technology companies, since March 1995. From February 1998 to February 1999 Mr. Marini also served as interim chief executive officer of FutureTel, a digital video capture company. From August 1993 to February 1995, Mr. Marini served as president and chief executive officer of Common Ground Software (formerly No Hands Software), an electronic publishing software company. Prior to this, Mr. Marini was the co-founder, executive vice-president and chief operating officer of Logitech, a computer peripherals company, and had previously held technical and management positions with Olivetti and IBM. He is currently on the boards of several private companies. Mr. Marini holds a computer science laureate degree from the University of Pisa, Italy.

     Dr. Martin H. Singer has been our chief executive officer and chairman of the board since October 2001. Prior to that, Dr. Singer served as our non-executive chairman of the board from February 2001 until October 2001, and he has been a director since August 1999. From October 2000 to May 2001, Dr. Singer served as president and chief executive officer of Ultra Fast Optical Systems. From December 1997 to August 2000,

Dr. Singer served as president and chief executive officer of SAFCO Technologies, a wireless communications company. He left SAFCO in August 2000 after its sale to Agilent Technologies. From September 1994 to December 1997, Dr. Singer served as vice president and general manager of the wireless access business development division for Motorola, a communications equipment company. Prior to this period, Dr. Singer held senior management and technical positions in Motorola, Tellabs, AT&T and Bell Labs. Dr. Singer holds a bachelor of arts in psychology from the University of Michigan, and a Master of Arts and a Ph.D. in experimental psychology from Vanderbilt University.

BOARD AND COMMITTEE MEETINGS

     Our board of directors held a total of seven meetings during fiscal 2002. The board of directors has an audit committee and a compensation committee. Each member of the audit committee meets the independence and experience requirements of the National Association of Securities Dealers. The board of directors has no nominating committee or any committee performing such functions. During our last fiscal year, each of our directors attended at least 75% of the total number of meetings of the board of directors and any committee on which such director served.

                                                                        DATE CURRENT
                 MEMBERS DURING                                       WRITTEN CHARTER    MEETINGS HELD IN
COMMITTEE          FISCAL 2002            COMMITTEE FUNCTIONS             ADOPTED          FISCAL 2002
---------       -----------------   -------------------------------   ----------------   ----------------
Audit.........  Richard Alberding   - Oversees our internal           October 31, 2002         Four
                Giacomo Marini      financial reporting and
                Carl Thomsen          accounting controls
                                    - Consults with and reviews the
                                      services provided by our
                                      independent auditors
Compensation... Richard Alberding   - Reviews and recommends to the   October 31, 2002         Five
                Giacomo Marini        board of directors the
                Brian J. Jackman      compensation and benefits of
                                      all of our officers and
                                      directors, including stock
                                      compensation and loans
                                    - Establishes and reviews
                                      general policies relating to
                                      the compensation and benefits
                                      of our employees

COMPENSATION OF DIRECTORS

     Directors currently receive a yearly retainer of $12,500 and receive $2,500 per board meeting attended (unless the board meeting is conducted by teleconference, in which case directors receive $1,000 for each such telephonic meeting in which they participate) and $1,000 per committee meeting attended. Our 1998 Director Option Plan provides for the non-discretionary, automatic grant of options to each of our non-employee directors. Each new non-employee director is automatically granted an option to purchase 15,000 shares on the date on which such person first becomes a director. These initial grants vest over a period of three years, with one-third of the number of shares granted vesting on each anniversary of the date of grant, provided that the optionee continues to serve as a director on these dates. Furthermore, each non-employee director is automatically granted an additional option to purchase 7,500 shares of common stock on January 1 of each year, provided that he or she has served on the board of directors for at least six months. At this annual meeting, we are proposing to amend our 1998 Director Option Plan in order to increase the amount of these subsequent grants from 7,500 to 10,000 shares. The subsequent grants vest fully on the first anniversary of the date of grant, provided that the optionee continues to serve as a director on such date. Under the terms of our 1998 Director Option Plan, the exercise price of options granted to non-employee directors must be 100% of the fair market value of our common stock on the last trading day preceding the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 2002, none of the members of the compensation committee were officers or employees of PCTEL while they served as members of the compensation committee. No member of the compensation committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     If a quorum is present and voting, the two nominees receiving the highest number of votes will be elected to the board of directors. Abstentions and "broker non-votes" are not counted in the election of directors. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE DIRECTOR NOMINEES AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

                                  PROPOSAL #2

                          APPROVAL OF 1997 STOCK PLAN

     Our 1997 Stock Plan provides for the granting to employees of incentive stock options under Section 422 of the Code, and for the granting to employees, directors and consultants of nonstatutory stock options and stock purchase rights. The 1997 Stock Plan was originally approved by the board of directors and stockholders in November 1996 and was last amended by our board of directors and stockholders in August 1999. A copy of our 1997 Stock Plan is attached as Appendix A.

STOCKHOLDER PROPOSAL

     We are asking our stockholders to approve the material terms of the 1997 Stock Plan to preserve the corporate income tax deductions available to us pursuant to Internal Revenue Code Section 162(m). We are not seeking to amend any terms of our 1997 Stock Plan.

     Section 162(m) generally disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the proxy statement unless such compensation is "performance-based." For purposes of Section 162(m), compensation includes cash compensation, income arising from the exercise of non-statutory stock options, and disqualifying dispositions of incentive stock options. We are asking our stockholders to approve the terms of the 1997 Stock Plan in its existing form so that income recognized by certain executive officers from the exercise of options granted pursuant to the 1997 Stock Plan will be considered "performance-based" compensation and may be deducted by us for federal income tax purposes, even if such compensation exceeds $1.0 million in a single year.

     In general, it is our policy to qualify, to the maximum extent possible, our executives' compensation for deductibility under applicable tax laws. Options granted under the 1996 Stock Option Plan are generally designed to qualify as "performance-based" compensation within the meaning of Section 162(m). However, for these options to continue to qualify as "performance-based" compensation under Section 162(m), our stockholders must approve the material terms of the 1996 Stock Option Plan at the annual meeting.

     We believe that we must retain the flexibility to respond to changes in the market for top executives and offer compensation packages that are competitive with those offered by others in our industry. In the event we are motivated by competitive forces to offer compensation in excess of $1.0 million to executive officers, our board of directors believes it would be in our best interests and those of our stockholders to be able to deduct such compensation for federal income tax purposes.

     In order to comply with the stockholder approval requirements of Section 162(m), if stockholder approval of this proposal is not obtained, we will not make any further grants under the 1997 Stock Plan to our chief executive officer and our four other most highly compensated executive officers, determined as of the end of the last fiscal year, until such time, if any, as stockholder approval of a subsequent similar proposal is obtained. Any grants made under the 1997 Stock Plan to an individual who subsequently becomes our chief executive officer or one of the four other most highly compensated executive officers shall automatically terminate upon the determination that such person is a named executive officer.

SUMMARY OF THE 1997 STOCK PLAN

     General. The purposes of the 1997 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of our business.

     Eligibility. Only our employees are eligible to receive incentive stock options. Nonstatutory stock options and stock purchase rights may be granted to our employees, directors and consultants.

     Administration. The 1997 Stock Plan may be administered by the board of directors or a committee of the board. The administrator has the power to determine the terms of the options or stock purchase rights granted, including the exercise price, the number of shares for each option or stock purchase right, the exercisability of the options or stock purchase rights granted and the form of consideration payable upon exercise. In addition, the administrator has the authority to amend, suspend or terminate the 1997 Stock Plan, provided that this action may not affect any share of common stock previously issued and sold or any option previously granted under the 1997 Stock Plan.

     Limitations. No employee, director or consultant shall be granted, in any fiscal year, options or rights to purchase more than 300,000 shares of our common stock under the 1997 Stock Plan (with the exception that, in connection with his or her initial service, such employee, director or consultant may be granted an option to purchase up to 300,000 additional shares of our common stock without respect to such limitation).

     Term. The term of each option is set forth in the option agreement. The term of incentive stock options granted to an employee who owns more than 10% of the voting power of all classes of our stock or the stock of any parent or subsidiary corporation must not exceed five years. The term of all other incentive stock options granted under the 1997 Stock Plan may not exceed ten years. No option may be exercised after the expiration of its term.

     Exercise Price. The exercise price of all incentive stock options is 100% of the fair market value per share of our common stock on the date of grant, generally determined with reference to the closing price of our common stock as reported on the Nasdaq National Market on the last market trading day prior to the date the option is granted (except with respect to incentive stock options granted to an employee who owns more than 10% of the voting power of all classes of our stock or the stock of any parent or subsidiary corporation, in which case the exercise price shall be no less than 110% of the fair market value per share of our common stock on the date of grant). In the case of nonstatutory stock options and stock purchase rights, the per share exercise price is determined by the board of directors or a committee of the board. If the nonstatutory stock option or stock purchase right is intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, the exercise price must be 100% of the fair market value per share of our common stock on the date of grant.

     Forms of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1997 Stock Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercise, reduction in the amount of any outstanding liability we have to the optionee, or any combination thereof.

     Termination of Relationship. If an optionee's status as a service provider terminates for any reason (other than death or disability), then all options held by the optionee under the 1997 Stock Plan expire on the earlier of (i) the date set forth in his or her notice of grant or (ii) the expiration date of such option, and all shares covered by the option shall revert to the 1997 Stock Plan. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option for up to three months following the termination or for such other period of time as specified in the option agreement.

     Death or Disability. In the event an optionee's status as a service provider terminates as a result of disability or death, the optionee (or the optionee's estate or a person who acquired the right to exercise the option by bequest or inheritance) may exercise the option, but only within twelve months (or such other period as is specified in the option agreement) following the date of such termination, and only to the extent that the optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of the option's term). To the extent that the optionee was not entitled to exercise an option on the date of such termination, or if he or she (or the optionee's estate or a person who acquired the right to exercise such option) does not exercise such option before its expiration, the option shall terminate, and all shares covered by the option shall revert to the 1997 Stock Plan.

     Nontransferability of Option and Stock Purchase Rights. Unless determined otherwise by the administrator of the plan, options and stock purchase rights granted under the 1997 Stock Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

     Other Provisions. Option agreements may contain other terms, provisions and conditions not inconsistent with the 1997 Stock Plan as may be determined by the administrator of the plan.

     Adjustments Upon Changes in Capitalization. In the event that our capitalization changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number of shares of stock authorized for issuance under the 1997 Stock Plan but as to which no options or stock purchase rights have yet been granted or which have been returned to the 1997 Stock Plan upon cancellation or expiration of an option or stock purchase right, the number of shares of stock subject to any option or stock purchase right outstanding under the 1997 Stock Plan, and the exercise price of any such outstanding option or right.

     The 1997 Stock Plan further provides that in the event of a merger of our company with or into another corporation, a sale of substantially all of our assets, each option or right shall be assumed or an equivalent option or right substituted by the successor corporation. If the outstanding options or rights are not assumed or substituted, the board of directors or a committee of the board shall provide for the optionee to have the right to exercise the option or stock purchase right as to all of the optioned stock, including shares that would not otherwise be exercisable, for a period of fifteen days from the date of the notice, and the option or stock purchase right will terminate upon the expiration of the period.

     Evergreen Provision. On January 1 of each year, the maximum number of shares of common stock that may be optioned or sold under the 1997 Stock Plan is increased by the lesser of 700,000 shares, 4% of the outstanding shares on such date, or such lesser amount as is determined by the board.

     Amendment and Termination of the 1997 Stock Plan. The board may amend, alter, suspend or terminate the 1997 Stock Plan at any time and for any reason. However, we shall obtain stockholder approval for any amendment to the 1997 Stock Plan to the extent necessary to comply with applicable laws. No such action by the board of directors or stockholders may alter or impair any option previously granted under the 1997 Stock Plan without the written consent of the optionee.

PARTICIPATION IN THE 1997 STOCK PLAN

     The grant of options under the 1997 Stock Plan to executive officers, including the officers named in the Summary Compensation Table on page 21, is subject to approval by the administrator of the plan. As of the date of this proxy statement, there has been no determination by the administrator with respect to future awards under our 1997 Stock Plan. Accordingly, future awards are not determinable. The table entitled "Option Grants During Last Fiscal Year" on page 23 provides information with respect to the option grants made to the named executive officers during fiscal year 2002. All of our executive officers as a group, which includes our five named executive officers as well as five other executive officers, were granted options to purchase up to 765,000 shares under the 1997 Stock Plan in 2002. As a group, our non-executive employees were granted options to purchase up to 1,034,200 shares during the last fiscal year. Our non-employee directors did not receive any grants under the 1997 Stock Plan in 2002.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the annual meeting will be required to approve the material terms of our 1997 Stock Plan. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE TERMS OF OUR 1997 STOCK PLAN AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE MATERIAL TERMS OF OUR 1997 STOCK PLAN.

                                  PROPOSAL #3

                   AMENDMENT OF OUR 1998 DIRECTOR OPTION PLAN

     The 1998 Director Option Plan was adopted by the board of directors in May 1998 and became effective on October 19, 1999, the date of the closing of our initial public offering. The 1998 Director Option Plan has a term of ten years, unless it is terminated sooner by the board of directors.

     Only non-employee directors are entitled to participate in the 1998 Director Option Plan. As of March 31, 2003, a total of 50,000 shares of common stock were available for future issuance under the 1998 Director Option Plan, and options to purchase an aggregate of 150,000 shares of common stock were outstanding under the 1998 Director Option Plan.

STOCKHOLDER PROPOSAL

     We are asking that the stockholders approve the amendment and restatement of our 1998 Director Option Plan in the form attached hereto as Appendix B. We are seeking the approval of the amendment and restatement of our 1998 Director Option Plan to (i) increase the number of shares reserved for issuance thereunder by 200,000 shares, and (ii) to increase the number of shares granted to each non-employee director on January 1 of each year from 7,500 to 10,000 shares.

     Currently, there are six non-employee directors serving on our board of directors. Assuming that the composition of our board of directors remains the same, we expect to grant options to purchase up to 10,000 shares of our common stock to each of our six non-employee directors on January 1, 2004. If we do not obtain the vote required to amend our 1998 Director Option Plan, we will exhaust our reserve of shares available for grant under the plan on January 1, 2004, and after such date, we would be unable to grant options to our non-employee directors under the 1998 Director Option Plan. Our inability to grant options to our non-employee directors under the 1998 Director Option Plan may affect our ability to retain our non-employee directors or to attract new non-employee directors to serve on our board. Furthermore, because our 2001 Nonstatutory Stock Option Plan does not permit option grants to directors, in order to provide incentives to our non-employee directors, we may have to grant options to them under our 1997 Stock Plan, which does not provide for non-discretionary grants. We expect that the proposed 200,000 share increase in the number of shares reserved for issuance will be sufficient to permit the non-discretionary grants provided for under our 1998 Director Option Plan to continue for approximately three years.

     In addition, we are proposing the amendment and restatement of the 1998 Director Option Plan to increase the number of shares granted to each non-employee director on January 1 of each year. Currently, each non-employee director is automatically granted an option to purchase 7,500 shares on January 1 of each year, provided that he or she shall have served on the board of directors for at least six months. In recognition of the increased involvement and responsibility of our directors, we wish to increase the amount of these annual grants to 10,000 shares. The shares shall continue to vest completely on the first anniversary of the date of grant, provided that the optionee continues to serve as a director on the vesting date.

SUMMARY OF THE 1998 DIRECTOR OPTION PLAN

     General. The purposes of the 1998 Director Option Plan are to attract and retain the best available personnel for service as non-employee directors, to provide additional incentive to the non-employee directors to serve as our directors and to encourage their continued service as directors.

     Eligibility. Only our non-employee directors are eligible to receive nonstatutory stock options under the 1998 Director Option Plan.

     Administration. Each new non-employee director, upon election to the board of directors, is automatically granted an option to purchase 15,000 shares of common stock. These initial grants vest over a period of three years, with one-third of the number of shares granted vesting on each anniversary of the date of grant, provided that the optionee continues to serve as a director on these dates. After the initial 15,000 share option is granted to the non-employee director, he or she is currently granted an option to purchase 7,500 shares on

January 1 of each year, provided that he or she shall have served on the board of directors for at least six months. We are proposing to increase the number of shares automatically granted to each non-employee director on January 1 of each year from 7,500 to 10,000 shares. These subsequent grants vest completely on the first anniversary of the date of grant, provided that the optionee continues to serve as a director on the vesting date.

     Term. All of the options granted under the 1998 Director Option Plan shall have a term of 10 years from the date of grant. No option may be exercised after the expiration of its term.

     Exercise Price. The exercise price of all options shall be 100% of the fair market value per share of our common stock on the date of grant, generally determined with reference to the closing price of our common stock as reported on the Nasdaq National Market on the last market trading day prior to the date the option is granted.

     Forms of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1998 Director Option Plan permits payment to be made by cash, check, other shares of our common stock (with some restrictions), cashless exercise or any combination thereof.

     Termination of Directorship. If an optionee's status as a director terminates for any reason (other than death or disability), then all options held by the optionee under the 1998 Director Option Plan expire on the earlier of (i) the date set forth in his or her notice of grant or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option for up to three months following the termination or for such other period of time as determined by the board.

     Death or Disability. In the event an optionee's status as a director terminates as a result of disability or death, the optionee (or the optionee's estate or a person who acquired the right to exercise the option by bequest or inheritance) may exercise the option, but only within twelve months following the date of such termination, and only to the extent that the optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten year term). To the extent that the optionee was not entitled to exercise an option on the date of such termination, or if he or she (or the optionee's estate or a person who acquired the right to exercise such option) does not exercise such option before its expiration, the option shall terminate.

     Nontransferability of Options. Options granted under the 1998 Director Option Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

     Other Provisions. The director option agreement may contain other terms, provisions and conditions not inconsistent with the 1998 Director Option Plan as may be determined by the administrator of the plan.

     Adjustments Upon Changes in Capitalization. In the event that our stock changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number of shares of stock authorized for issuance under the 1998 Director Option Plan but as to which no options have yet been granted or which have been returned to the 1998 Director Option Plan upon cancellation or expiration of an option, the number of shares of stock subject to any option outstanding under the 1998 Director Option Plan, and the exercise price of any such outstanding option.

     The 1998 Director Option Plan further provides that in the event of a merger of our company with or into another corporation or a sale of substantially all of our assets, each option shall be assumed or an equivalent option substituted by the successor corporation. If the outstanding options are not assumed or substituted, the board of directors or a committee of the board shall provide for the optionee to have the right to exercise the option as to all of the optioned stock, including shares that would not otherwise be exercisable, for a period of thirty days from the date of the notice, and the option will terminate upon the expiration of the period.

     Amendment and Termination of the 1998 Director Option Plan. The board may amend, alter, suspend or terminate the 1998 Director Option Plan at any time and for any reason. However, we shall obtain stockholder approval for any amendment to the 1998 Director Option Plan to the extent necessary to comply with applicable laws. No such action by the board of directors or stockholders may alter or impair any option previously granted under the 1998 Director Option Plan without the written consent of the optionee.

PARTICIPATION IN THE 1998 DIRECTOR OPTION PLAN

     In January 2003, each of the five non-employee directors who had served on our board of directors for at least six months was automatically granted an option to purchase up to 7,500 shares of our common stock under the 1998 Director Option Plan. Mr. Sheehan, who was elected as a director in October 2002, was not entitled to receive the automatic annual grant under the terms of the 1998 Director Option Plan because of his short tenure on the board of directors. Assuming that the composition of our board of directors remains the same, there will be no further grants made under our 1998 Director Option Plan in fiscal year 2003, and if the amendment set forth in this proposal is approved by our stockholders, we anticipate that each of our non-employee directors will be granted an option to purchase up to 10,000 shares of our common stock on January 1, 2004. The exercise price for such shares will be equal to the closing price of our common stock as reported on the Nasdaq National Market on the last market trading day prior to the date the option is granted.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the annual meeting will be required to approve the amendment and restatement of our 1998 Director Option Plan. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT AND RESTATEMENT OF OUR 1998 DIRECTOR OPTION PLAN AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO AMEND AND RESTATE THE 1998 DIRECTOR OPTION PLAN.

                                  PROPOSAL #4

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Our board of directors, following the recommendation of our audit committee, has appointed PricewaterhouseCoopers LLP, independent auditors, to audit our financial statements for the fiscal year ending December 31, 2003. This appointment is being presented to our stockholders for ratification at the meeting.

TRANSITION FROM ARTHUR ANDERSEN LLP TO PRICEWATERHOUSECOOPERS LLP

     The audit committee of our board of directors annually considers and recommends to the board of directors the selection of our independent public accountants. As recommended by our audit committee, on May 9, 2002, our board of directors decided to terminate the engagement of Arthur Andersen LLP as our independent auditors.

     The reports of Arthur Andersen LLP on our financial statements for our fiscal years ended December 31, 2000 and December 31, 2001 contained no adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits performed by Arthur Andersen LLP for fiscal 2000 and 2001 and during the period from January 1, 2002 through May 9, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in its reports, and there have been no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

     Effective May 17, 2002, we retained PricewaterhouseCoopers LLP to perform the annual audit of our financial statements for the fiscal year ended December 31, 2002. During fiscal 2000 and 2001 and during the period from January 1, 2002 through May 17, 2002, neither we nor anyone acting on our behalf consulted with PricewaterhouseCoopers LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on our financial statements, nor did we (or anyone acting on our behalf) consult with PricewaterhouseCoopers LLP regarding any other matter that was the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Item 304 of Regulation S-K).

     Before selecting PricewaterhouseCoopers LLP as our independent auditors for fiscal year 2003, our audit committee carefully considered the firm's qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established and its reputation for integrity and competence in the fields of accounting and auditing. The audit committee's review also included matters required to be considered under the SEC's rules on auditor independence, including the nature and extent of non-audit services, to ensure that PricewaterhouseCoopers LLP's independence will not be impaired. The audit committee expressed its satisfaction with PricewaterhouseCoopers LLP in all of these respects.

     PricewaterhouseCoopers LLP has been conducting independent audits of our financial statements since May 2002. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting. They will have the opportunity to address the audience at the meeting, and will be available to answer appropriate questions from stockholders.

SUMMARY OF FEES

     The following table summarizes the approximate aggregate fees billed to us or expected to be billed to us by our independent auditors for our 2002 and 2001 fiscal years:

                                                              FISCAL YEAR     FISCAL YEAR
                        TYPE OF FEES                             2002           2001(1)
                        ------------                          -----------     -----------
Audit Fees..................................................   $188,407(5)     $208,500
Financial Information System Design & Implementation
  Fees(2)...................................................         --              --
All Other Fees:
  Audit-Related Fees(3).....................................     15,800(6)       88,500
  Tax Fees(4)...............................................    217,671(7)       97,200
  Other Fees................................................     10,000(8)           --
                                                               --------        --------
Total Fees..................................................   $431,878        $394,200
                                                               ========        ========

---------------

(1) This column reflects amounts billed to us by Arthur Andersen LLP. We terminated the engagement of Arthur Andersen LLP in May 2002.

(2) We did not engage either Arthur Andersen LLP or PricewaterhouseCoopers LLP to provide advice to us regarding financial information design and implementation during the 2001 and 2002 fiscal years.

(3) Includes fees for assistance with SEC filings and accounting consultation.

(4) Includes fees for various advisory services related principally to tax preparation services and tax consultation services associated with the development and implementation of international tax strategies.

(5) Includes $25,000 billed to us by Arthur Andersen LLP and $163,407 billed or expected to be billed to us by PricewaterhouseCoopers LLP.

(6) Billed to us by Arthur Andersen LLP in connection with assistance with SEC filings and accounting consultation for the first quarter of 2002.

(7) Includes $31,400 billed to us by Arthur Andersen LLP and $186,271 billed or expected to be billed to us by PricewaterhouseCoopers LLP.

(8) Includes fees billed by Arthur Andersen LLP relating to the transition to PricewaterhouseCoopers LLP.

APPROVAL OF NON-AUDIT FEES

     Our audit committee reviewed and approved all non-audit fees for services provided by PricewaterhouseCoopers LLP and has determined that the firm's provision of such non-audit services to us during fiscal 2002 is compatible with and did not impair PricewaterhouseCoopers LLP's independence.

VOTE REQUIRED AND RECOMMENDATION

     Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors is not required by our bylaws or other applicable legal requirement. However, our board of directors is submitting the selection of PricewaterhouseCoopers LLP to our stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our audit committee and the board of directors will reconsider whether or not to retain PricewaterhouseCoopers LLP as our independent auditors. Even if the selection is ratified, our board of directors, at its discretion, may direct the appointment of a different firm to act as our independent auditors at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

     The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy and entitled to vote at the annual meeting will be required to approve this proposal. OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 31, 2003 by:

     - each stockholder known by us to beneficially own more than 5% of our common stock;

     - each of our directors, including director nominees;

     - each of our executive officers named in the summary compensation table on page 21; and

     - all of our directors and executive officers as a group, including director nominees.

     Beneficial ownership is determined based on the rules of the SEC. Percent of beneficial ownership is based upon 19,542,702 shares of our common stock outstanding as of March 31, 2003. In addition, shares of common stock subject to options that are exercisable as of March 31, 2000 or will become exercisable on or before May 30, 2003 (60 days subsequent to March 31), are treated as outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of person and are listed below under the "Number of Shares Underlying Options" column below, but those option shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, we believe the stockholders listed below have sole voting or investment power with respect to all shares listed beside each stockholder's name, subject to applicable community property laws.

                                                   NUMBER OF     NUMBER OF                    PERCENT OF
                                                     SHARES        SHARES     TOTAL SHARES      SHARES
                                                  BENEFICIALLY   UNDERLYING   BENEFICIALLY   BENEFICIALLY
BENEFICIAL OWNERS                                    OWNED        OPTIONS        OWNED         OWNED(%)
-----------------                                 ------------   ----------   ------------   ------------
5% STOCKHOLDERS
  Entities affiliated with Barclays Global
     Investors, NA..............................   1,155,442           --      1,155,442         5.91%
     45 Fremont Street
     San Francisco, CA 94105(1)
  Royce & Associates LLC........................   2,357,900           --      2,357,900        12.07
     1414 Avenue of the Americas
     New York, NY 10019(2)
  Entities affiliated with Cannell Capital
     LLC........................................   1,678,326           --      1,678,326         8.59
     150 California Street, Fifth Floor
     San Francisco, CA 94111(3)
  Dimensional Fund Advisors Inc.................   1,173,768           --      1,173,768         6.01
     1299 Ocean Avenue, 11th Floor
     Santa Monica, CA 90401(4)
DIRECTORS AND NAMED EXECUTIVE OFFICERS
  Martin Singer(5)..............................     139,197      261,805        401,002         2.02
  John Schoen...................................      87,500       98,334        185,834            *
  Jeffrey A. Miller(6)..........................      87,500       98,334        185,834            *
  Biju Nair.....................................      75,000       65,000        140,000            *
  Carlton Aihara................................      66,591       95,759        162,350            *
  Brian J. Jackman..............................          --        5,000          5,000            *
  Richard C. Alberding..........................          --       30,000         30,000            *
  Carl A. Thomsen...............................          --       17,500         17,500            *
  Richard D. Gitlin.............................          --        5,000          5,000            *
  Giacomo Marini................................          --       22,500         22,500            *
  John Sheehan..................................          --           --             --            *
  All directors, director nominees and current
     executive officers as a group (16
     persons)...................................     530,846      927,982      1,458,828         7.13%

---------------

 *  Less than 1% of the outstanding shares of common stock.

(1) Information with respect to the number of shares beneficially owned is based solely on the Schedule 13G filed with the SEC by Barclays Global Investors, NA, Barclays Global Fund Advisors, Barclays Global Investors, LTD, Barclays Trust and Banking Company (Japan) Limited, Barclays Life Assurance Company Limited, Barclays Bank PLC, Barclays Capital Securities Limited, Barclays Capital Investments, Barclays Private Bank & Trust (Isle of Man) Limited, Barclays Private Bank and Trust (Jersey) Limited, Barclays Bank Trust Company Limited and Barclays Private Bank and Trust Limited (Sussie) on February 13, 2003.

(2) Information with respect to the number of shares beneficially owned is based solely on the Schedule 13G/A filed with the SEC by Royce & Associates LLC on February 4, 2003. Royce & Associates LLC, in its capacity as an investment advisor, possesses sole dispositive control and voting power over such shares, which are held of record by its clients.

(3) Information with respect to the number of shares beneficially owned is based solely on the Schedule 13G/A filed with the SEC by Cannell Capital, LLC, J. Carlo Cannell, The Anegada Fund Limited, The Cuttyhunk Fund Limited, Tonga Partners, L.P., GS Cannell Portfolio, LLC and Pleiades Investment Partners, L.P. on February 14, 2003. Cannell Capital, LLC, in its capacity as an investment advisor, possesses shared dispositive control and shared voting power over such shares, which are held of record by its clients. J. Carlo Cannell is the managing member and majority owner of Cannell Capital and, as a consequence, is deemed to control Cannell Capital and is thereby deemed to beneficially own such shares.

(4) Information with respect to the number of shares beneficially owned is based solely on the Schedule 13G/A filed with the SEC by Dimensional Fund Advisors on February 10, 2003. Dimensional Fund Advisors Inc., in its capacity as an investment advisor, possesses sole dispositive control and voting power over such shares which are held of record by its clients. Dimensional disclaims beneficial ownership of such securities.

(5) Includes 1,000 shares of common stock held by Mr. Singer's family trust.

(6) Includes 5,000 shares of common stock held by Mr. Miller's family trust.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following table presents the compensation earned, awarded or paid for services rendered to us in all capacities for the fiscal years ended December 31, 2002, 2001 and 2000, respectively, by our chief executive officer and four other executive officers whose salary and bonus for fiscal 2002 exceeded $100,000. We refer to such individuals elsewhere in this proxy as "named executive officers." Bonuses for a given fiscal year include bonuses earned and paid in that fiscal year as well as bonuses earned in that fiscal year but paid in subsequent years. No dividends will be paid on any of the shares of restricted stock granted to the named executive officers as described below.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                  COMPENSATION AWARDS
                                                               --------------------------
                                       ANNUAL COMPENSATION      RESTRICTED     SECURITIES    ALL OTHER
                             FISCAL   ---------------------       STOCK        UNDERLYING   COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR    SALARY($)    BONUS($)     AWARDS($)      OPTIONS(#)       ($)
---------------------------  ------   ---------    --------    ------------    ----------   ------------
Martin H. Singer...........   2002    $354,132     $125,000      $497,250(1)    100,000       $18,348(2)
  Chief Executive Officer     2001      72,660(3)   125,000       499,500(4)    300,000(5)     25,015
                              2000          --           --            --            --            --
John Schoen................   2002     193,866        5,000       497,250(1)     80,000        16,877(6)
  Chief Operating Officer,    2001      26,810(7)    55,000(8)    120,000(9)    150,000         1,140
  Chief Financial Officer     2000          --           --            --            --            --
Jeffrey A. Miller..........   2002     193,008           --       497,250(1)     80,000        16,877(6)
  Vice President, Product     2001      29,104       55,000(8)    120,000(9)    150,000         1,140
  Management and              2000          --           --            --            --            --
  New Technology
Biju Nair..................   2002     177,089        9,000(10)    497,250(1)   200,000        14,268(11)
  Vice President,             2001          --           --            --            --            --
  Product Development         2000          --           --            --            --            --
Carlton Aihara.............   2002     304,800(12)       --       397,800(13)    85,000         8,180(14)
  Vice President,             2001     234,920        5,013            --        40,800         3,015
  Global Sales                2000     210,436       34,053            --         8,000         2,062

---------------

 (1) The executive was awarded 75,000 shares of restricted common stock on December 30, 2002. The closing sales price of our common stock on December 30, 2002 as reported by The Nasdaq National Market was $6.63. Our repurchase right with respect to 20% of such shares shall lapse on November 1 of each year beginning on November 1, 2004, such that our repurchase right shall lapse with respect to all such shares on November 1, 2008. Based on the $6.78 closing sales price of our common stock as reported by The Nasdaq National Market on December 31, 2002, the value of the executive's shares on such date was $508,500.

 (2) Other compensation for fiscal 2002 consisted of (i) $180 in premiums paid for term life insurance, (ii) a $12,000 car allowance, and (iii) $6,168 in matching contributions under our 401(k) plan. Other compensation for fiscal 2001 consisted of (i) $23,500 in board of directors' fees, (ii) $15 in premiums paid for term life insurance and (iii) a $1,500 car allowance.

 (3) Mr. Singer's salary compensation for fiscal 2001 does not include $201,083 in consulting fees earned by Mr. Singer prior to the time he became our chief executive officer in October 2001 or any fees earned as a non-employee director prior to such time.

 (4) Mr. Singer was awarded 75,000 shares of restricted common stock on October 23, 2001. The closing sales price of our common stock on October 23, 2001 as reported by The Nasdaq National Market was $6.60. Our repurchase right with respect to 50% of such shares lapsed on November 10, 2002 and with respect to the remaining shares shall lapse on November 10, 2003. Mr. Singer continued to hold all such shares as of December 31, 2002. Based on the $6.78 closing sales price of our common stock as reported by The Nasdaq National Market on December 31, 2002, the value of Mr. Singer's shares on such date was $508,500.

 (5) Excludes (i) 7,500 shares subject to options granted to Mr. Singer in January 2001 in connection with his service as a non-employee director and
     (ii) 15,000 shares subject to an option granted to Mr. Singer in January 2001 in connection with his services as a consultant.

 (6) Other compensation for fiscal 2002 consisted of (i) $180 in premiums paid for term life insurance, (ii) a $9,000 car allowance; and (iii) $7,697 in matching contributions under our 401(k) plan. Other compensation for fiscal 2001 consisted of (i) $15 in premiums paid for term life insurance and (ii) a $1,125 car allowance.

 (7) Mr. Schoen's salary compensation for fiscal 2001 does not include $10,297 in consulting fees earned by Mr. Schoen prior to the time he became our chief operating officer and chief financial officer in November 2001.

 (8) Each of Messrs. Schoen and Miller received a signing bonus of $55,000 when he joined us in November 2001.

 (9) Each of Messrs. Schoen and Miller was awarded 15,000 shares of restricted common stock on November 15, 2001. The closing sales price of our common stock on November 15, 2001, as reported by The Nasdaq National Market, was $8.00. Our repurchase right with respect to 50% of such shares lapsed on November 10, 2002 and with respect to the remaining shares shall lapse on November 10, 2003. Each of Messrs. Schoen and Miller continued to hold all such shares as of December 31, 2002. Based on the $6.78 closing sales price of our common stock as reported by The Nasdaq National Market on December 31, 2002, the value of each of Messrs. Schoen and Miller's shares on such date was $101,700.

(10) Mr. Nair received a signing bonus of $9,000 when he joined us in February 2002.

(11) Other compensation for fiscal 2002 consisted of (i) $180 in premiums paid for term life insurance, (ii) a $8,250 car allowance; and (iii) $5,838 in matching contributions under our 401(k) plan.

(12) Includes $138,682 in commissions paid to Mr. Aihara in fiscal year 2002.

(13) Mr. Aihara was awarded 60,000 shares of restricted common stock on December 30, 2002. The closing sales price of our common stock on December 30, 2002 as reported by The Nasdaq National Market was $6.63. Our repurchase right with respect to 20% of such shares shall lapse on November 1 of each year beginning on November 1, 2004, such that our repurchase right shall lapse with respect to all such shares on November 1, 2008. Based on the $6.78 closing sales price of our common stock as reported by The Nasdaq National Market on December 31, 2001, the value of the executive's shares on such date was $406,800.

(14) Other compensation for fiscal 2002 consisted of (i) $180 in premiums paid for term life insurance and (ii) $8,000 in matching contributions under our 401(k) plan. Other compensation for fiscal 2001 consisted of (i) $15 in premiums paid for term life insurance, (ii) $2,000 in matching contributions under our 401(k) plan and (iii) $1,000 paid as a referral fee. Other compensation for fiscal 2000 consisted of (i) $62 in premiums paid for term life insurance and (ii) $2,000 in matching contributions under our 401(k) plan.

                     OPTION GRANTS DURING LAST FISCAL YEAR

     The following table shows information regarding stock options granted to the named executive officers during fiscal year 2002. Potential realizable values with respect to such options are computed by:

     - Multiplying the number of shares of common stock underlying each option by the exercise price,

     - Assuming that the total stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire ten-year term of the option, and

     - Subtracting from that result the total option exercise price.

     The 5% and 10% annual return rate is based on the rules of the SEC and do not reflect projections or estimates of future stock price growth. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock.

     The percentage of total options is based on an aggregate of 1,874,200 options granted by us to our employees, directors and consultants, including the named executive officers, during fiscal 2002. We did not grant any options under our 2001 Nonstatutory Stock Option Plan in fiscal 2002. The 1,874,200 shares of common stock subject to options granted in fiscal 2002 does not include 547,000 shares of common stock awarded pursuant to restricted stock grants made in fiscal 2002. See the summary compensation table on page 21 for a discussion of the restricted stock awards that were made to our named executive officers.

     The per share exercise price of stock option grants is equal to the closing sales price of our common stock as reported by The Nasdaq National Market on the date of grant.

                                            PERCENT OF
                                              TOTAL                               POTENTIAL REALIZABLE VALUE
                               NUMBER OF     OPTIONS                                AT ASSUMED ANNUAL RATES
                               SECURITIES   GRANTED TO                             OF STOCK APPRECIATION FOR
                               UNDERLYING   EMPLOYEES    EXERCISE                       OPTION TERM($)
                                OPTIONS       DURING     PRICE PER   EXPIRATION   ---------------------------
NAME                           GRANTED(#)   PERIOD(%)    SHARE($)       DATE          5%             10%
----                           ----------   ----------   ---------   ----------   -----------   -------------
Martin Singer................   100,000         7.2%       $7.20      5/30/12      $452,804      $1,147,495
John Schoen..................    80,000        4.27         7.95      3/15/12       399,977       1,013,620
Jeffrey A. Miller............    80,000        4.27         7.95      3/15/12       399,977       1,013,620
Biju Nair....................   160,000        8.54         9.00      1/31/12       905,608       2,294,989
                                 40,000        2.13         7.95      3/15/12       199,988         506,810
Carlton Aihara...............    85,000        4.54         7.95      3/15/12       424,976       1,076,971

 AGGREGATE OPTION EXERCISES DURING LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

     The following table presents information regarding the named executive officers concerning option exercises for fiscal 2002 and exercisable and unexercisable options held by such individuals as of December 31, 2002. The "Value Realized" on option exercises is equal to the difference between the closing sales price of our common stock as reported by The Nasdaq National Market on the date of exercise less the option exercise price. The "Value of Unexercised In-the-Money Options at December 31, 2002" is based on a price of $6.78 closing sales price of our common stock on December 31, 2002 as reported by The Nasdaq National Market, minus the weighted average per share exercise price of options held by such named executive officer, multiplied by the aggregate number of shares underlying the unexercised options held by such officer. The option exercise information in the table does not include the 360,000 shares of common stock awarded to our named executive officers in fiscal 2002. Please see the summary compensation table on page 21 for more information regarding the restricted stock awards made to named executive officers in fiscal 2002.

                                                         NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS
                         SHARES                          AT DECEMBER 31, 2002                AT DECEMBER 31, 2002
                       ACQUIRED ON      VALUE      ---------------------------------   ---------------------------------
                       EXERCISE(#)   REALIZED($)   EXERCISABLE(#)   UNEXERCISABLE(#)   EXERCISABLE($)   UNEXERCISABLE($)
                       -----------   -----------   --------------   ----------------   --------------   ----------------
Martin H. Singer.....      --            --           157,466           280,034            $9,333           $14,667
John Schoen..........      --            --            69,167           160,833                --                --
Jeffrey A. Miller....      --            --            69,167           160,833                --                --
Biju Nair............      --            --             7,500           192,500                --                --
Carlton Aihara.......      --            --            80,572            98,103                --                --

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2002 about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans, including our 1997 Stock Plan, 1998 Director Stock Option Plan, 1998 Employee Stock Purchase Plan and 2001 Nonstatutory Stock Option Plan.

                                                                                        NUMBER OF SECURITIES
                                                                                       REMAINING AVAILABLE FOR
                                                                                        FUTURE ISSUANCE UNDER
                                    NUMBER OF SECURITIES TO      WEIGHTED-AVERAGE        EQUITY COMPENSATION
                                    BE ISSUED UPON EXERCISE     EXERCISE PRICE OF         PLANS (EXCLUDING
                                        OF OUTSTANDING         OUTSTANDING OPTIONS,    SECURITIES REFLECTED IN
PLAN CATEGORY                        OPTIONS AND RIGHTS(#)    WARRANTS AND RIGHTS($)    THE FIRST COLUMN)(#)
-------------                       -----------------------   ----------------------   -----------------------
Equity compensation plans approved
  by security holders(1)..........         4,151,905(3)              $11.692(3)               3,702,217(4)
Equity compensation plans not
  approved by security
  holders(2)......................           566,528                 $ 7.986                    473,178(5)
                                           ---------                 -------                  ---------
     Total........................         4,718,433                 $11.247                  4,175,395

---------------

(1) Information is provided with respect to our 1997 Stock Plan, 1998 Director Stock Option Plan and 1998 Employee Stock Purchase Plan.

(2) Information is provided with respect to our 2001 Nonstatutory Stock Option Plan and with respect to our grant of options to purchase 150,000 shares of our common stock outside of a formalized plan to each of John Schoen and Jeffrey A. Miller on November 15, 2001 in connection with their initial employment with us. Under the terms of our 2001 Nonstatutory Stock Option Plan, no options may be granted under such plan to our officers or directors.

(3) We are unable to ascertain with specificity the number of securities to be issued upon exercise of outstanding rights under our 1998 Employee Stock Purchase Plan or the weighted average exercise price of outstanding rights under our 1998 Employee Stock Purchase Plan. The 1998 Employee Stock Purchase Plan provides that shares of our common stock may be purchased at a per share price equal to 85% of the fair market value of the common stock at the beginning of the offering period or a purchase date applicable to such offering period, whichever is lower.

(4) This number includes 1,664,204 shares available for future issuance under our 1997 Stock Plan, 87,500 shares available for future issuance under our 1998 Director Stock Option Plan and 1,950,513 shares available for future issuance under our 1998 Employee Stock Purchase Plan as of December 31, 2002.

(5) All such shares are available for future issuance under our 2001 Nonstatutory Stock Option Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following is a description of the transactions or series of similar transactions that we have entered into since January 1, 2002 in which the amount exceeds $60,000, and in which any director, executive officer, nominee for election as a director, holder of more than 5% of our common stock, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the change of contract arrangements and employment agreements with the named executive officers that are described under "Employment Agreements and Change in Control Arrangements" on page 28.

MANAGEMENT RETENTION AGREEMENTS

     Each of our executive officers is party to a management retention agreement under which they are entitled to receive certain severance and vesting acceleration benefits in the event their employment is involuntarily terminated within 12 months following a change of control transaction. See "Employment Agreements and Change in Control Arrangements" on page 28 for a further description of such management retention agreements.

EMPLOYMENT AGREEMENT

     In March 2003, in connection with our acquisition of the assets of Dynamic Telecommunications, Inc., Paul A. Kline joined us as the President of PCTEL Maryland, Inc., our wholly owned subsidiary. Under Mr. Kline's "at-will" employment agreement, we agreed to pay Mr. Kline's annual base compensation of $184,370 and bonus compensation targeted at up to 50% of his base salary, subject to the achievement of certain milestones. In addition, we granted Mr. Kline an option to purchase up to 150,000 shares of our common stock at a purchase price equal to the fair market value of our common stock on the date of grant, with 25% of the shares vesting on the 12-month anniversary of the date of grant and the remaining shares vesting ratably on a monthly basis over the next three years. Subject to Mr. Kline's continued employment with us on the 24-month anniversary of his start date, he will be entitled to receive a retention bonus of $150,000. Such employment agreement also provides that if, prior to the 24-month anniversary of his start date, Mr. Kline's employment is terminated other than for cause or if he resigns as a result of relocation of his principal place of employment outside of Germantown, Maryland (unless such relocation is effected with his consent), Mr. Kline will receive continued salary, health benefits and continued vesting with respect to his equity awards through the 24-month anniversary of his start date, and he will also be entitled to receive the retention bonus payable on the 24-month anniversary of his start date.

DEFERRED COMPENSATION PLAN

     Effective as of January 20, 2003, the board of directors approved the terms of two deferred compensation plans for our management. The plans will be administered by the compensation committee or as otherwise determined by our board of directors. The principal purpose of the plans is to permit our officers and director-level employees to defer current income and create a long-term compensation benefit that supports our management retention objectives.

     The first plan permits the deferral of cash compensation, including salary, bonus and commission payments, and it provides that up to 50% of a participant's salary and all of a participant's bonus or commission payments may be deferred. The minimum annual contribution under the cash deferred compensation plan has been set at $1,500. Under this plan, we have committed to a matching contribution equal to 4% of the cash compensation deferred pursuant to the plan, with such contribution vesting as to one-third of the total amount each year so that the matching contribution vests fully after three years (subject to the participant's continued employment with us).

     The second plan permits the deferral of compensation earned as a result of gains realized pursuant to equity awards, including stock options and restricted stock. All contributions to this plan will be made in shares of our common stock, and participants must specify the amounts to be contributed at least six months before the date on which the stock is to be contributed. This plan does not provide for matching contributions.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal 2002 all executive officers and directors complied with all applicable filing requirements with the exceptions of (i) Michael Chen, a former director who resigned in May 2001 and who failed to timely file a Form 4 covering one transaction, and (ii) the following officers, each of whom was late in filing a Form 4 to disclose one transaction: Carlton Aihara, our vice president of global sales, Jeffrey A. Miller, our vice president, produce management and new technology, Biju Nair, our vice president, product development, Michael Pastor our vice president, human resources, John W. Schoen, our chief operating officer and chief financial officer, Les W. Sgnilek, our vice president of finance, Martin H. Singer, our chairman of the board and chief executive officer, and Mark Wilson, our vice president, licensing programs.

            EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

MANAGEMENT RETENTION AGREEMENTS

     In March 2000, our board of directors authorized the implementation of a management retention program with members of our management and certain other key employees. Upon the involuntary termination of such individual's employment within 12 months following a change of control transaction, such executive officers and key employees will receive the following benefits:

     - Chief Executive Officer: cash severance equal to (i) 200% of annual compensation plus (ii) 100% of targeted bonus compensation and 12 months of continued health benefits;

     - Vice-Presidents: cash severance equal to (i) 150% of annual compensation plus (ii) 100% of targeted bonus compensation and 12 months of continued health benefits;

     - Director-level and other key employees: cash severance equal to (i) 75% of annual compensation plus (ii) 100% of targeted bonus compensation and 12 months of continued health benefits.

     In addition, the vesting with respect to all equity awards held by the participants in our management retention program will accelerate so such equity awards shall become fully vested. To date, the participants in the program at the director level or below have not been designated. Each of our named executive officers has entered into a management retention agreement.

EMPLOYMENT AGREEMENTS

     In addition to our standard form of confidentiality agreement prohibiting the disclosure of any of our confidential or proprietary information and providing that, upon termination, the former employee will not solicit our employees, we have executed "at-will" employment agreements with the following named executive officers:

     Martin H. Singer. In October 2001, Martin H. Singer became our chief executive officer and chairman of the board. Dr. Singer's "at-will" employment agreement provides that in the event Dr. Singer's employment is involuntarily terminated other than for cause (other than following a change of control where the benefits to be received under such scenario are governed by the management retention agreements described above), Dr. Singer will receive 12 months continued salary, up to 18 months continued health benefits and continued vesting with respect to his equity awards for the 12 months following his termination date.

     John Schoen. In November 2001, John Schoen joined us as our chief financial officer, chief operating officer and secretary. Mr. Schoen's "at-will" employment agreement sets forth his annual salary and targeted bonus compensation, which is subject to certain milestones. Such employment agreement also provides that in the event Mr. Schoen's employment is involuntarily terminated other than for cause (other than following a change of control where the benefits to be received under such scenario are governed by the management retention agreements referenced above), Mr. Schoen will receive 12 months continued salary, up to 12 months continued health benefits and continued vesting with respect to his equity awards for the 12 months following his termination date.

     Jeffrey A. Miller. In November 2001, Jeffrey A. Miller joined us as our vice president, engineering and development. Mr. Miller's "at-will" employment agreement sets forth his annual salary and targeted bonus compensation, which is subject to certain milestones. Such employment agreement also provides that in the event Mr. Miller's employment is involuntarily terminated other than for cause (other than following a change of control where the benefits to be received under such scenario are governed by the management retention agreements referenced above), Mr. Miller will receive 12 months continued salary, up to 12 months continued health benefits and continued vesting with respect to his equity awards for the 12 months following his termination date.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, this report of the audit committee of the board of directors shall not be deemed "filed" with the SEC or "soliciting material" under the Exchange Act, and shall not be incorporated by reference into any such filings.

     The audit committee of our board of directors was formed in March 2000 and consists of Richard Alberding, Giacomo Marini and Carl Thomsen, each of whom meets the independence and experience requirements of the National Association of Securities Dealers. The audit committee operates under a written charter. During the 2002 fiscal year, the audit committee reviewed its charter and determined that certain amendments would be appropriate in consideration of the provisions of the Sarbanes-Oxley Act and related rules of the SEC and the National Association of Securities Dealers. Upon the recommendation of the audit committee, in October 2002, the board of directors approved an amended and restated charter for the audit committee in the form attached hereto as Appendix C.

     The purpose of the audit committee is to review the procedures of management for the design, implementation and maintenance of a comprehensive system of internal and disclosure controls and procedures focused on the accuracy of our financial statements and the integrity of our financial reporting systems. The audit committee provides our board of directors with the results of the committee's examinations and recommendations and reports to the board of directors as the committee may deem necessary to make the board aware of significant financial matters that require the board's attention.

     The audit committee does not conduct auditing reviews or procedures. The audit committee relies on management's representation that our financial statements have been prepared accurately and in conformity with United States generally accepted accounting principles and on the representations of the independent auditors included in such auditors' report on our financial statements. The audit committee has also adopted a written policy that is intended to encourage our employees to bring to the attention of management and the audit committee any complaints regarding the integrity of our internal financial controls or the accuracy or completeness of financial or other information related to our financial statements.

     Consistent with policies adopted by the SEC regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and terminating the services of our independent auditors. In the early part of 2002, the audit committee interviewed nationally recognized audit firms following its determination to replace Arthur Andersen LLP, and in May 2002, we engaged PricewaterhouseCoopers LLP as our independent auditors. In the course of this engagement process, the audit committee considered that firm's qualifications as independent auditors and matters relating to the SEC rules on auditor independence.

     The audit committee reviews reports and provides guidance to our independent auditors with respect to their annual audit and approves all audit and non-audit services provided by our independent auditors in accordance with applicable regulatory requirements. In connection with the standards for independence of external auditors promulgated by the SEC, during the 2003 fiscal year, the audit committee will consider, in advance of the provision of any non-audit services by our independent auditors, whether the provision of such services is compatible with maintaining the independence of the external auditors.

     In accordance with its responsibilities, the audit committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2002. PricewaterhouseCoopers LLP issued their unqualified report dated February 2003 on our financial statements. The audit committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS No. 61, Communication with Audit Committees. The audit committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with PricewaterhouseCoopers LLP its independence, including whether PricewaterhouseCoopers LLP's provision of non-audit services is compatible with its independence.

     Based on these reviews and discussions, the audit committee recommended to our board of directors that our audited financial statements for the year ended December 31, 2002 be included in our Annual Report on Form 10-K for the fiscal year then ended.

                                          Respectfully submitted by:
                                          THE AUDIT COMMITTEE

                                          Richard Alberding
                                          Giacomo Marini
                                          Carl Thomsen

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, this report of the compensation committee of the board of directors shall not be deemed "filed" with the SEC or "soliciting material" under the Exchange Act, and shall not be incorporated by reference into any such filings.

     The compensation committee of our board of directors was formed in March 2000 and currently consists of Richard C. Alberding, John Sheehan and Brian J. Jackman. Decisions concerning the compensation of our executive officers are made by the compensation committee and may be reviewed periodically by the full board of directors (excluding any interested director).

     During the 2002 fiscal year, the compensation committee reviewed its charter and determined that certain amendments would be appropriate in consideration of the provisions of the Sarbanes-Oxley Act and related rules of the SEC and the National Association of Securities Dealers. Upon the recommendation of the compensation committee, in October 2002, the board of directors approved an amended and restated charter for the compensation committee.

RESPONSIBILITIES OF THE COMMITTEE

     Acting on behalf of the board of directors, the compensation committee's responsibilities include the following:

     - Reviewing the performance of the chief executive officer and other executive officers;

     - Recommending to the board of directors the total compensation package for the chief executive officer and determining the compensation for the other executive officers;

     - Reviewing the compensation philosophy for our employees, including the chief executive officer and other executive officers; and

     - Administering our employee stock option and employee stock purchase plans, including determining eligibility and the number and type of options to be granted and the terms of such grants.

COMPENSATION PHILOSOPHY

     Our philosophy in setting compensation policies for executive officers is to maximize stockholder value over time. The primary goal of our executive compensation program is, therefore, to closely align the interests of the executive officers with those of our stockholders. To achieve this goal, we attempt to offer compensation opportunities that give us the ability to attract and retain executives whose skills are critical to our long-term success, motivate individuals to perform at their highest level, and reward outstanding achievement. In addition, we attempt to maintain a portion of each executive's total compensation at risk and tied to our achievement of financial, organizational and management performance goals, thus encouraging executives to manage from the perspective of owners with an equity stake in us. To achieve these goals, the compensation committee has established an executive compensation program primarily consisting of cash compensation, stock options, restricted stock grants, long-term equity incentives and other compensation and benefit programs generally available to other employees. In January 2003, the compensation committee recommended and the board of directors approved the implementation of a deferred compensation plan for the benefit of our officers and key managers.

EXECUTIVE OFFICER COMPENSATION

     The cash component of total compensation, which consists of base salary and bonus, is designed to compensate executives competitively within the industry and marketplace. The compensation committee, on an annual basis, reviews and recommends to the board of directors the base salary and bonus (with associated milestones) for the chief executive officer and reviews and approves the base salaries and target bonuses (with associated milestones) for our other executives. Our executives' compensation in fiscal 2002 was established by the compensation committee based upon each executive's scope of job responsibilities, level of experience, past performance, contribution to our business, and data on prevailing compensation levels in relevant markets for executive talent. Regarding the latter measure, certain companies included in the peer group index of the stock performance graph are also included in surveys reviewed by the compensation committee in reviewing salary levels for our chief executive officer and other executive officers.

     In addition to base salary, we pay annual bonuses to our executive officers. These annual bonuses are intended to provide a direct link between management compensation and the achievement of corporate and individual objectives. The amount of bonus is determined based upon an executive's achievement of certain milestones, which are approved by the board of directors for our chief executive officer and reviewed by the board of directors for our other executive officers.

     We provide long-term incentives through the grant of restricted stock and stock options under our stock option plans, particularly our 1997 Stock Plan and our 1998 Employee Stock Purchase Plan. The purpose of our 1997 Stock Plan is to attract and retain the best employee talent available and to create a direct link between compensation and our long-term performance. The compensation committee believes that stock and options directly motivate an executive to maximize long-term stockholder value. The stock and options also utilize vesting periods to encourage key executives to continue in our employment. All stock options granted to executive officers to date have been granted at the fair market value of our common stock on the date of grant. The board considers each stock and option grant subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of our long-term strategic performance goals. Because the receipt of value by an executive officer under a stock option is dependent upon an increase in the price of our common stock, this portion of the executive's compensation is directly aligned with an increase in stockholder value. Generally, restricted stock and/or stock options are granted to an executive officer in conjunction with the executive officer's acceptance of employment. When determining the number of shares of stock or the number of stock options to be awarded to an executive officer, the compensation committee considers the individual's current contribution to our performance, the executive officer's anticipated contribution in meeting our long-term strategic performance goals, and comparisons to formal and informal surveys of executive stock and option grants made by other peer companies. The compensation committee also reviews stock and option levels for executive officers at the beginning of each fiscal year in light of long-term strategic and performance objectives and each executive's current and anticipated contributions to our future performance.

2001 CHIEF EXECUTIVE OFFICER COMPENSATION

     The compensation committee reviews the chief executive officer's salary using the same criteria and policies as are employed for the other executive officers. The compensation committee based its compensation recommendations for fiscal 2002 on a variety of factors, including the scope and responsibility of the chief executive officer and comparisons of chief executive officer compensation levels for companies of similar size and maturity. The compensation committee also focused on our performance during fiscal 2001 in setting the compensation for fiscal 2002.

     The compensation of Martin H. Singer for fiscal year 2002, as our current chief executive officer and chairman of the board, consisted of $354,132 in base salary, a $125,000 bonus, the grant of options to purchase up to 322,500 shares of our common stock and a restricted stock grant of 75,000 shares of common stock.

QUALIFYING COMPENSATION

     In general, it is our policy to qualify, to the maximum extent possible, our executives' compensation for deductibility under applicable tax laws. The compensation committee has considered the potential impact of Section 162(m) of the Internal Revenue Code on the compensation paid to our executive officers. None of the executive officers named in the proxy statement were compensated over $1.0 million in 2002.

                                          Respectfully submitted by:
                                          THE COMPENSATION COMMITTEE

                                          Richard C. Alberding
                                          John Sheehan
                                          Brian J. Jackman

                              COMPANY PERFORMANCE

     Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, this company performance graph shall not be deemed "filed" with the SEC or "soliciting material" under the Exchange Act and shall not be incorporated by reference into any such filings.

     The graph below compares the annual percentage change in the cumulative return to our stockholders with the cumulative return of the Nasdaq Stock Market Index and of the S&P Technology Sector Index from the date of our initial public offering (October 19, 1999) and ending on December 31, 2002. Returns for the indices are weighted based on market capitalization at the beginning of each measurement point. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                COMPARISON OF 38 MONTH CUMULATIVE TOTAL RETURN*
            AMONG PCTEL, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                    AND THE S&P INFORMATION TECHNOLOGY INDEX

[COMPANY PERFORMANCE GRAPH]

------------------------------------------------------------------------------------------------------------
                       10/19/99   12/31/99   06/30/00   12/31/00   06/30/01   12/31/01   06/30/02   12/31/02
------------------------------------------------------------------------------------------------------------
 PCTEL, INC.            100.00     308.82     223.53     63.24      54.18      57.12      39.82      39.88
 NASDAQ STOCK MARKET
  (U.S.)                100.00     147.72     144.31     88.93      78.22      70.55      53.28      48.78
 S&P INFORMATION
  TECHNOLOGY            100.00     135.87     140.06     80.30      66.89      59.53      40.78      37.26

* $100 invested on 10/19/99 in stock or on 9/30/99 in index-including reinvestment of dividends. Fiscal year ending December 31.

                                 OTHER MATTERS

     We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: April 29, 2003

                                                                      APPENDIX A

                                  PC-TEL, INC.

                                1997 STOCK PLAN
                   (AS AMENDED AND RESTATED, AUGUST 3, 1999)

     1. Purposes of the Plan.  The purposes of this Stock Plan are:

     - to attract and retain the best available personnel for positions of substantial responsibility,

     - to provide additional incentive to Employees, Directors and Consultants, and

     - to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2. Definitions.  As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (f) "Common Stock" means the common stock of the Company.

          (g) "Company" means PC-Tel, Inc., a Delaware corporation.

          (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (i) "Director" means a member of the Board.

          (j) "Disability" means total and permanent disability as defined in
     Section 22(e)(3) of the Code.

          (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Gnostic SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r) "Option" means a stock option granted pursuant to the Plan.

          (s) Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (t) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

          (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

          (v) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (x) "Plan" means this 1997 Stock Plan, as amended and restated.

          (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

          (z) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (bb) "Section 16(b)" means Section 16(b) of the Exchange Act.

          (cc) "Service Provider" means an Employee, Director or Consultant.

          (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 5,500,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year equal to the lesser of (i) 700,000 Shares, (ii) 4% of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4. Administration of the Plan.

     (a) Procedure.

          (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

          (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

          (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

          (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

     (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value;

          (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

          (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

          (iv) to approve forms of agreement for use under the Plan;

          (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

          (vii) to institute an Option Exchange Program;

          (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

          (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

          (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

          (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

          (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

          (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

     (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6. Limitations.

     (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

     (c) The following limitations shall apply to grants of Options:

          (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 300,000 Shares.

          (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 300,000 Shares which shall not count against the limit set forth in subsection (i) above.

          (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
     Section 13.

          (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect until 2007 years unless terminated earlier under Section 15 of the Plan.

     8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9. Option Exercise Price and Consideration.

     (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

          (i) In the case of an Incentive Stock Option

             (1) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

             (2) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

     (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

     (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the

Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

          (i) cash;

          (ii) check;

          (iii) promissory note;

          (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

          (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

          (vii) any combination of the foregoing methods of payment; or

          (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10. Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11. Stock Purchase Rights.

     (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

     (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

     (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

     (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen
(15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the success or corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

     (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

     (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     16. Conditions Upon Issuance of Shares.

     (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     (c) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                                                      APPENDIX B

                                  PC-TEL, INC.

                           1998 DIRECTOR OPTION PLAN
                    (AS PROPOSED TO BE AMENDED AND RESTATED)

     19. Purposes of the Plan. The purposes of this 1998 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

     All options granted hereunder shall be nonstatutory stock options.

     20. Definitions.  As used herein, the following definitions shall apply:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" means the common stock of the Company.

          (d) "Company" means PC-Tel, Inc., a Delaware corporation.

          (e) "Director" means a member of the Board.

          (f) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (h) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (i) "Inside Director" means a Director who is an Employee.

          (j) "Option" means a stock option granted pursuant to the Plan.

          (k) "Optioned Stock" means the Common Stock subject to an Option.

          (l) "Optionee" means a Director who holds an Option.

          (m) "Outside Director" means a Director who is not an Employee.

          (n) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (o) "Plan" means this 1998 Director Option Plan.

          (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

          (q) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

     21. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 400,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     22. Administration and Grants of Options under the Plan.

     (a) Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

          (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

          (ii) Each Outside Director shall be automatically granted an Option to purchase 15,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

          (iii) Each Outside Director shall be automatically granted an Option to purchase 10,000 Shares (a "Subsequent Option") on January 1st of each year provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

          (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

          (v) The terms of a First Option granted hereunder shall be as follows:

             (1) the term of the First Option shall be ten (10) years.

             (2) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

             (3) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option.

             (4) subject to Section 10 hereof, the First Option shall become exercisable as to 33 1/3 percent of the Shares subject to the First Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

          (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

             (1) the term of the Subsequent Option shall be ten (10) years.

             (2) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

             (3) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

             (4) subject to Section 10 hereof, the Subsequent Option shall become exercisable as to 100 percent of the Shares subject to the Subsequent Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

          (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     23. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof.

     The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

     24. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

     25. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

     26. Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     (c) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     (d) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     27. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     28. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(b) through (d) above.

     If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

     For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     29. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     30. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

     31. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     32. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     33. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     34. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

                                                                      APPENDIX C

                          AMENDED AND RESTATED CHARTER
                            FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                                  PCTEL, INC.
                         (AS AMENDED OCTOBER 31, 2002)

PURPOSE:

     The purpose of the Audit Committee of the Board of Directors (the "BOARD") of PCTEL, Inc. (the "COMPANY") shall be to:

     - Assist the Board in monitoring of (i) the integrity of the Company's financial statements, (ii) the Company's accounting policies and procedures, (iii) the Company's compliance with legal and regulatory requirements, (iv) the independent auditor's qualifications, independence and performance, (v) the Company's disclosure controls and procedures and
       (vi) the Company's internal controls; and

     - Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

MEMBERSHIP:

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least three members of the Board. Members of the Audit Committee must meet the following criteria:

     - Each member will be an independent director, as defined in (i) Nasdaq Rule 4200 and (ii) the rules of the Securities and Exchange Commission (the "SEC"), as in effect from time to time;

     - Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

     - At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

     The responsibilities of the Audit Committee shall include:

     - Reviewing the reports by management and the independent auditors concerning the design, implementation and maintenance for the Company's system of internal controls and meeting periodically with the Company's management and the independent auditors to review their assessment of the adequacy of such internal controls;

     - Exercising sole responsibility for appointing, compensating (including all audit engagement fees and terms), and terminating the services of the independent auditors for the purpose of preparing or issuing an audit report or related work;

     - Approving the audit and non-audit services provided to the Company by the independent auditors in accordance with the applicable requirements of the SEC;

     - Reviewing the independence of the outside auditors, including (i) obtaining on a periodic basis a formal written statement from the independent auditors regarding relationships and services with the Company that may impact independence, as defined by applicable standards and SEC requirements, (ii) presenting this statement to the Board, and
       (iii) to the extent there are relationships, monitoring and investigating them;

     - Reviewing and providing guidance with respect to the external audit by
       (i) reviewing the independent auditors' proposed audit scope and approach; (ii) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61,; and (iii) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

     - Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC (which for purposes of the annual report shall include a recommendation to the Board as to whether the audited financial statements should be included in the Company's Annual Report on Form 10-K);

     - Reviewing the audit findings, including any suggestions for improvements, provided to management by the independent auditors and management's response to such findings;

     - Reviewing with the Company's management and the independent auditors before release the unaudited quarterly operating results in the Company's quarterly earnings release;

     - Reviewing the procedures of management for the design, implementation and maintenance for the Company's system of disclosure controls (including any reports by management relating to such controls and procedures) and meeting periodically with the Company's management, independent auditors and legal counsel to review their assessment of such disclosure controls and procedures;

     - If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

     - Retaining, as appropriate, outside legal, accounting or other advisors to advise or assist the Audit Committee;

     - Reviewing and approving in advance any proposed related party transactions;

     - Reviewing the Audit Committee charter from time to time;

     - Providing a report in the Company's proxy statement in accordance with the rules and regulations of the SEC; and

     - Reviewing the procedures developed by management for receiving, retaining and treating complaints received from the Company's employees and consultants regarding accounting or auditing matters and reviewing any complaints submitted by employees or consultants.

MEETINGS:

     The Audit Committee will meet at least four times each year. The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

REPORTS:

     In addition to preparing the report in the Company's proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its discussions, reviews and recommendations to the Board as may be appropriate, consistent with the Committee's charter.

DELEGATION OF AUTHORITY:

     The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

                                  PROXY FOR THE
                                   PCTEL, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                              TUESDAY, JUNE 3, 2003
                              10:00 A.M. Local time

                                   PCTEL, INC.
                             8725 WEST HIGGINS ROAD
                                    SUITE 400
                             CHICAGO, ILLINOIS 60631


         This proxy is solicited on behalf of the board of directors for use at the annual meeting of stockholders on June 3, 2003.

         The undersigned stockholder of PCTEL, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 29, 2003, and hereby appoints Martin H. Singer and John Schoen, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of PCTEL, Inc. to be held on June 3, 2003 at 10:00 a.m. local time at our headquarters, located at 8725 West Higgins Road, Suite 400, Chicago, Illinois, 60631, and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: FOR ALL NOMINEES TO THE BOARD OF DIRECTORS AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

          PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                      See reverse for voting instructions.

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


                                                                                        COMPANY #
                                                                                                  --------------------
                                                                                        CONTROL #
                                                                                                  --------------------
THERE ARE THREE WAYS TO VOTE YOUR PROXY.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK***EASY***IMMEDIATE

-  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on June 2, 2003.
-  You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN please enter 4 zeros.
-  Follow the simple instructions the voice provides you.

VOTE BY INTERNET -- HTTP://WWW.EPROXY.COM/PCTI/ -- QUICK***EASY***IMMEDIATE

-  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on June 2, 2003.
-  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.

VOTE BY MAIL

-  Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to PCTEL, Inc.,
   c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-9397.

                          IF YOU VOTE BY PHONE OR THE INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.

                        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS:



1. Election of directors   01 Brian J. Jackman        02 John Sheehan        [ ] Vote FOR the         [ ] Vote WITHHELD
   to serve until 2006                                                           nominee (except          from the nominee
                                                                                 as marked)

                                                                           ------------------------------------------------
   (Instructions:  To withhold authority to vote for any indicated         |                                              |
   nominees write the number(s) of the nominee(s) in the box provided to   |                                              |
   the right.)                                                             |                                              |
                                                                           ------------------------------------------------

2. Approval of the material terms of the 1997 Stock Plan:             [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN


3. Amendment of the 1998 Director Stock Option Plan                   [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN


4. Ratification of the appointment of PricewaterhouseCoopers LLP as         [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN
   independent auditors of PCTEL, Inc. for the fiscal year ending
   December 31, 2003

         IN THEIR DISCRETION, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.


                          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION
                                              IS GIVEN, WILL BE VOTED FOR ALL PROPOSALS.

         I plan to attend the annual meeting [ ]
         Address Change?
         Mark Box [ ]    Indicate changes below:
                                                              Date
                                                                   ---------------------------------------------------
                                                              ----------------------------------------------------------
                                                              |                                                        |
                                                              |                                                        |
                                                              ----------------------------------------------------------
                                                              Signature(s) in Box

                                                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as
                                                              attorney, executor, administrator, trustee or guardian,
                                                              please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer.
                                                              If a partnership, please sign in partnership name by
                                                              authorized person.
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